Earnings Call Presentation 4rd Quarter 2017 February 26, 2018 Exhibit 99.2

Our disclosures in this presentation, including without limitation, those relating to future financial results market conditions and guidance, and in our other public documents and comments contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Those statements provide our future expectations or forecasts and can be identified by our use of words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “outlook,” “target,” “predict,” “may,” “will,” “would,” “could,” “should,” “seek,” and other words or phrases of similar meaning in connection with any discussion of future operating or financial performance. Forward-looking statements, by their nature, address matters that are uncertain and involve risks because they relate to events and depend on circumstances that may or may not occur in the future. As a result, our actual results may differ materially from our expected results and from those expressed in our forward-looking statements. A more detailed discussion of the risks and uncertainties that may affect our ability to achieve the projected performance is included in the “Risk Factors” and “Management’s Discussion and Analysis” sections of our reports on Forms 10-K and 10-Q filed with the U.S. Securities and Exchange Commission (“SEC”). Forward-looking statements speak only as of the date they are made. We undertake no obligation to update any forward-looking statements beyond what is required under applicable securities law. In addition, we will be referring to non-GAAP financial measures within the meaning of SEC Regulation G. A reconciliation of the differences between these measures with the most directly comparable financial measures calculated in accordance with GAAP are included within this presentation and available on the Investor Relations page of our website at www.armstrongceilings.com. The guidance in this presentation is only effective as of the date given, February 26, 2018 and will not be updated or affirmed unless and until we publicly announce updated or affirmed guidance. Safe Harbor Statement

All figures throughout the presentation are in $ millions unless otherwise noted. Figures may not add due to rounding. When reporting our financial results within this presentation, we make several adjustments. Management uses the non-GAAP measures in managing the business and believes the adjustments provide meaningful comparisons of operating performance between periods. As reported results will be footnoted throughout the presentation. Basis of Presentation Explanation Results throughout this presentation are presented on a continuing operations basis with the exception of cash flow. With the pending sale of our EMEA and Pacific Rim businesses, we no longer adjust our sales for movements in foreign exchange rates as we expect these to have minimal impact on revenue. We remove the impact of certain discrete expenses and income. Examples include plant closures, restructuring actions, separation costs, environmental site expenses and related insurance recoveries, and other large unusual items. We also adjust for our U.S. pension plan (credit) expense(1). Taxes for adjusted net income and adjusted diluted EPS are calculated using a constant 25% rate for 2017 and 2018 guidance. Historical results are presented at a 35% rate. Segment SG&A cost structures reflect updated cost allocation methodology. U.S. pension (credit) expense represents the actuarial net periodic benefit cost expected to be recorded as a component of operating income. For all periods presented, we were not required and did not make cash contributions to our U.S. Retirement Income Plan based on guidelines established by the Pension Benefit Guaranty Corporation, nor do we expect to make cash contributions to the plan in 2018.

2017 Year in Review Sales growth of 7% after five years averaging less than 3% growth Volume gains and improved AUV both contributed to growth Adjusted EBITDA growth of 8% and Free Cash Flow improved 26% Acquired and integrated Tectum, a manufacturer of high-impact wood fiber acoustical panels and roof deck Launched the Sustain family of products which are free of all “Red List” chemicals – more than 30% of 2017 Mineral Fiber sales were Sustain Concluded $100 million of strategic investments creating unrivaled mineral fiber manufacturing capabilities, including Total Acoustics, Sustain and automated shapes, sizes and colors - Revitalizing the mineral fiber category Announced manufacturing footprint optimization and G&A restructuring actions that will drive savings of $15 to $20 million by 2019 Reached an agreement to sell EMEA and Pacific Rim businesses to Knauf - Transaction expected to close mid-year 2018

Consolidated Company Key Metrics - Fourth Quarter 2017 As reported Operating Income: $52 million in 2017 and $40 million in 2016 As reported EPS: $1.92 in 2017 and $0.33 in 2016 2017 2016 Variance Net Sales $214.36022199999999 $196.40147899999999 9.1438939724074061E-2 Adj. EBITDA $65 64 $59.4 9.4276094276094305E-2 % of Sales 0.30322790018383167 0.30244171430093963 10 Adj. Earnings Per Share (2) $0.5 $0.40892857142857142 0.22270742358078605 Adj. Free Cash Flow $52 $45 0.15555555555555556 Net Debt $690.6 $731.7 $-41.100000000000023

Adjusted EBITDA Bridge – Fourth Quarter 2017 vs. PY $6 $1 ($2) $2 ($6) ($1) $6 Adjusted EBITDA up 9%

Adjusted Free Cash Flow Bridge – Fourth Quarter 2017 vs. PY $3 Adjusted Free Cash Flow up 16%

Mineral fiber sales grew 3.4% boosted by positive price and mix driving AUV and modest year-on-year volume growth. Fall through to adjusted EBITDA was constrained by higher manufacturing costs for the “Flex Line” start-up in Marietta, and as expenses associated with high-end manufacturing were accelerated into 2017 to meet increased demand. Mineral Fiber Fourth Quarter Results Temporary manufacturing headwinds constrained EBITDA growth Key Highlights 2016 Q4 Adjusted EBITDA $55 AUV 2 Fall through of mix and price Volume 1 Modest volume growth driven by high-end products Manufacturing & Input Costs -3 Startup expenses at Marietta, and inflation in freight and raw materials SG&A 3 Benefited from changes to sales and support costs between AWI and WAVE WAVE -1 Higher steel costs and changes to sales and support costs between WAVE and parents 2017 Q4 Adjusted EBITDA $57

Sales up almost 50% driven in equal parts by the Tectum acquisition and organic sales growth Profitability up 85% with sales growth more than offsetting increased SG&A investment Architectural Specialties Fourth Quarter Results Strong quarter on both the top and bottom line Key Highlights 2016 Q4 Adjusted EBITDA $4 Sales 5 Strong organic growth plus the addition of Tectum SG&A -1 Investment to support higher sales levels 2017 Q4 Adjusted EBITDA $7.7439692799400586 EBITDA up 85%

Consolidated Company Key Metrics – Full Year As reported Operating Income: $255 million in 2017 and $189 million in 2016 As reported EPS: $4.08 in 2017 and $1.78 in 2016 2017 2016 Variance Net Sales $893.6 $837.3 6.7239937895616955E-2 Adj. EBITDA $317 $295 0.08 % of Sales 0.35474485228290059 0.35232294279230864 20 Adj. Earnings Per Share (2) $3.0218738404452696 $2.46 0.22840400018100393 Adj. Free Cash Flow $147.19999999999999 $117.29999999999998 0.26 Free Cash Flow Yield 0.16472694717994626 0.14009315657470439 200 bps

Adjusted EBITDA Bridge – 2017 vs. 2016 $14 $16 ($6) $6 ($9) ($6) Adjusted EBITDA up 7%

Adjusted Free Cash Flow Bridge – 2017 vs. 2016(1) $66 Excludes payments made for the acquisition of Tectum in the first quarter of 2017. ($12) $3 ($1) $2 Adjusted Free Cash Flow up 26%

Mineral fiber sales were up 2.7% with gains in AUV overcoming a slight volume decline. Sales of higher-end mineral fiber products continued to outpace the overall market Profitability increased driven by AUV gains and SG&A savings, partially from changes to sales and support cost charges to WAVE Mineral Fiber Full Year Results EBITDA margins expand despite one-time manufacturing headwinds Key Highlights Includes a net ($3) for corporate unallocated 2016 FY Adjusted EBITDA(1) $275 AUV 14 Fall through from positive like for like pricing and mix Volume -2 Weak education repair and remodel activity, and continued softness in retail and healthcare Manufacturing & Input Costs -10 Start up costs from advanced manufacturing inniatives, as well as raw material and freight inflation SG&A 16 Benefited from change in sales and support costs between AWI and WAVE WAVE -6 Higher steel costs and changes to sales and support costs between WAVE and parents 2017 FY Adjusted EBITDA $287

Architectural Specialties sales grew 36% aided by the Tectum acquisition. Excluding Tectum, sales were up double digits. Adjusted EBITDA grew with the sales increase, but was partially offset by increased SG&A spending primarily from adding Tectum’s expenses. Architectural Specialties Full Year Results EBITDA improves almost 50% with strong organic growth and the acquisition of Tectum Key Highlights 2016 FY Adjusted EBITDA $20 Volume 18 Strong organic growth and the acquisition of Tectum SG&A -10 Absorption of Tectum SG&A and investments to support sales growth 2017 FY Adjusted EBITDA $30

2018 Guidance $3.53 – $3.75 17% – 24% YoY Growth $3.02 Adjusted EBITDA Adjusted EPS(1) Adjusted Free Cash Flow(2) Revenue $894 $317 $935– $955 5% – 7% YoY Growth $345 – $360 >10% YoY Growth $175 – $190 20% – 30% YoY Growth $147 As reported expected earnings per share in 2018 of $3.87 - $4.06. Cash flow from operations includes international discontinued operations and dividends from the WAVE JV. 0% - 2% Mineral Fiber volume >10% Architectural Specialties volume >3% Average Unit Value (AUV) increase 3% – 4% earnings contribution from AUV Architectural Specialties volume contribution Manufacturing productivity over inflation First phase of restructuring savings in 2018 $180 million cash flow from operations $70 million of total capital expenditures Cash tax rate 20% – 25% 2017 Results 2018 Guidance $35 million of interest expense 25% tax rate for both 2017 and 2018 53 million average diluted shares outstanding

Appendix

Adjusted EBITDA Reconciliation Reported results include $10.7 million of interest expense recorded in the first quarter of 2016 related to the settlement of interest rate swaps incurred in connection with the Company’s refinancing of its credit facility. Includes $4 million of Unallocated Corporate expense related to the separation of AFI in 2016. Adjusted EBITDA CONSOLIDATED For the Three Months Ended December 31, For the Year Ended December 31, qtr YTD 2017 2016 V 2017 2016 V Earnings from continuing operations, Reported 104 18 86 221 99 122 rounding (Less) Add: Income tax (benefit) expense, as reported -61 13 -74 1 51 -50 Earnings before tax, Reported 43 31 12 222 151 71 rounding Less: Interest/other expense(1) -9 -9 0 -33 -38 5 Operating Income, Reported 52 40 12 255 189 66 (Less) Add: U.S. pension (credit) expense -7 4 -11 -5 13 -18 Add: Cost Reduction Initiatives 7 0 7 7 0 7 Add: Net Proforma International Allocations, Other 1 0 1 8 0 8 Less: Net Environmental Recoveries -8 0 -8 -15 0 -15 Add: Separation expenses 0 1 -1 0 34 -34 Add: Unallocated Corporate costs pre-AFI(2) 0 0 0 0 4 -4 Add: Depreciation and Amortization 20 14 6 67 55 12 Adjusted EBITDA 65 59 6 317 295 22 rounding

Adjusted Diluted Earnings Per Share Reconciliation Adjusted results exclude $10.7 million of interest expense recorded in 2016 related to the settlement of interest rate swaps incurred in connection with the Company’s refinancing of its credit facility. Based on ~54 million diluted shares outstanding for the three months and year ended December 31, 2017 and ~56 million diluted shares outstanding for the three months and year ended December 31, 2016. Adjusted EPS CONSOLIDATED For the Three Months Ended December 31, For the Year Ended December 31, 2017 Per DilutedShare(2) 2016 Per DilutedShare(2) V 2017 Per DilutedShare(2) 2016 Per DilutedShare(2) V Qtr YTD Earnings from continuing operations, As Reported 104.1 $1.92 18.2 $0.32500000000000001 85.899999999999991 220.6 $4.08 99 $1.78 121.6 rounding (Less) Add: Income tax (benefit) expense, as reported -60.7 12.7 -74 1 51 -50 Earnings from continuing operations before income taxes, As Reported 43.399999999999991 30.9 12 221.6 151 70.599999999999994 rounding rounding (Less) Add: U.S. pension (credit) expense -7 4 -11 -5 13 -18 Add: Cost reduction initiatives 7 0 7 7 0 7 Add: Net Proforma International Allocations, Other 1 0 1 8 0 8 Less: Net Environmental Recoveries -8 0 -8 -15 0 -15 Add: Separation costs 0 1 -1 0 34 -34 Add: Unallocated Corporate costs pre-AFI 0 0 0 0 4 -4 Add: Settlement of interest rate swap(1) 0 0 0 0 11 -11 Adjusted earnings from continuing operations before income taxes 36.399999999999991 35.9 0.49999999999999289 216.6 212 4.5999999999999943 Add: Adjusted tax (expense) @ 25% for 2017 and 35% for 2016 -9 -13 4 -54 -74 20 Adjusted net income 27.399999999999991 $0.5 22.9 $0.41 4.4999999999999929 162.6 $3.02 138 $2.46 24.599999999999994

Adjusted Free Cash Flow Reconciliation Adjusted free cash flow is defined as cash from operations and dividends received from the WAVE joint venture, less expenditures for property and equipment, and is adjusted to remove the impact of cash used or proceeds received for acquisitions and divestitures. The Company believes adjusted free cash flow is useful because it provides insight into the amount of cash that the Company has available for discretionary uses, after expenditures for capital commitments and adjustments for acquisitions and divestitures. Free cash flow includes discontinued international operations. Q4 2017 Q4 2016 Full Year 2017 Full Year 2016 As Reported Net cash provided by (used for) operating activities $65 $52 $170.40000000000003 $49.299999999999976 As Reported Net cash (used for) investing activities $-13 $-10 $-54.20000000000001 $-16.999999999999996 Subtotal $52 $42 $116.20000000000002 $32.299999999999983 Add: Acquisitions - - $31 - Add: Separation payments - $3 - $54 Add: Cash flows attributable to AFI - - - $16 Add: Settlement of interest rate swap - - - $11 Add: Other - - - $4 Adjusted Free Cash Flow (1) $52 $45 $147.20000000000002 $117.29999999999998

Segment Reported Operating Income (Loss) to Adjusted EBITDA Q4 2017 vs. PY YTD 2017 vs. PY MINERAL FIBER ARCHITECTURAL SPECIALTIES UNALLOCATED CORPORATE rounding factor 2016 V 2017 2016 V 2017 2016 V 2017 2016 V Operating Income (Loss) – As Reported 40.4 41.7 -1.3000000000000043 7.1 4.0999999999999996 3 4.0999999999999996 -5.4 9.5 (Less) Add: U.S. pension (credit) expense 0 0 0 0 0 0 -7 4 -11 Add: Cost Reduction Initiatives 7 0 7 0 0 0 0 0 0 Add: Net Proforma International Allocations, Other 1 0 1 0 0 0 1 0 1 Less: Net Environmental Recoveries -8 0 -8 0 0 0 0 0 0 Add: Separation expenses 0 0 0 0 0 0 0 1 -1 Add: Unallocated Corporate costs pre-AFI 0 0 0 0 0 0 0 0 0 Add: Depreciation and Amortization 17 13 4 1 0 1 2 0 2 EBITDA – Adjusted 57 55 2 7.7 4 3.7 0 0 0 MINERAL FIBER ARCHITECTURAL SPECIALTIES UNALLOCATED CORPORATE 2016 V 2017 2016 V 2017 2016 V 2017 2016 V Operating Income (Loss) – As Reported 232 224 8 28 19 9 -4.5 -54.2 49.7 (Less) Add: U.S. pension (credit) expense 0 0 0 0 0 0 -5 13 -18 Add: Cost Reduction Initiatives 7 0 7 0 0 0 0 0 0 Add: Net Proforma International Allocations, Other 5 0 5 0 0 0 3 0 3 Less: Net Environmental Recoveries -15 0 -15 0 0 0 0 0 0 Add: Separation expenses 0 0 0 0 0 0 0 34 -34 Add: Unallocated Corporate costs pre-AFI 0 0 0 0 0 0 0 4 -4 Add: Depreciation and Amortization 58 54 4 2 1 1 6 0 6 EBITDA – Adjusted 287 278 9 30 20 10 0 -3 3

Net Sales & EBITDA – Guidance Reconciliation Net Sales Adjusted EBITDA For the Year Ending December 31, 2018 Low to High Reported Net Sales $935 to $955 For the Year Ending December 31, 2018 Low to High Net income $205 to $215 Add: Interest expense 35 35 Add: Income tax expense 65 70 Operating income $305 to $320 Add: U.S. pension expense -20 -20 Add: D&A 60 60 Adjusted EBITDA $345 to $360

Adjusted EPS & Free Cash Flow – Guidance Reconciliation Adjusted Diluted Earnings Per Share Adjusted Free Cash Flow Adjusted EPS guidance for 2018 is calculated based on an adjusted effective tax rate of 25% and based on ~53 million of diluted shares outstanding. For the Year Ending December 31, 2018 Low to High Net cash provided by operating activities $175 to $190 Add: Return of investment from joint venture 70 70 Adjusted net cash provided by operating activities $245 to $260 Less: Capital Expenditures -70 -70 Adjusted Free Cash Flow $175 to $190 For the Year Ending December 31, 2018 Low Per DilutedShare(1) to High Per DilutedShare(1) Net Income $205 $3.8679245283018866 to $215 $4.0566037735849054 Add: Interest Expense 35 35 Add: Income Tax Expense 65 70 Operating Income $305 to $320 Less: U.S. Pension (Credit) -20 -20 Less: Interest expense -35 -35 Adjusted Earnings before Income Taxes $250 to $265 Less: Income Tax Expense -63 -66.25 Adjusted Net Income $187 $3.5283018867924527 to $198.75 $3.75